Exhibit 10.4

CERTAIN INFORMATION IN THIS EXHIBIT IS SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT. IN ACCORDANCE WITH RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, SUCH INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE LOCATION OF SUCH OMITTED INFORMATION HAS BEEN INDICATED WITH ASTERISKS (*****).

AMENDMENT NO. 1 TO

SETTLEMENT AND CROSS-LICENSE AGREEMENT

This Amendment (“Amendment”), effective as of February 25, 2004 (the “Amendment Effective Date”) is made by and between Genentech, Inc. (“Genentech”), a Delaware corporation having a principal place of business at 1 DNA Way, South San Francisco, California 94080, and Tanox, Inc. (formerly known as Tanox Biosystems, Inc.), originally a Texas corporation and reincorporated as a Delaware corporation (“Tanox”), with its principal offices at 10301 Stella Link, Houston, Texas 77025.

WHEREAS, the parties entered into the Settlement and Cross License Agreement dated July 8, 1996 by and among Tanox Biosystems, Inc., Genentech, Inc., and Genentech International Limited (the “Agreement”);

WHEREAS, subsequent to the execution of the Agreement, Ciba-Geigy has been succeeded by Novartis Pharma AG, a company organized and existing under the laws of Switzerland (“Novartis”), with respect to the research, development, manufacture and commercialization of pharmaceutical products and with respect to all the rights and obligations relevant to Ciba-Geigy under the Outline of Terms (as defined in the Agreement) and the Original D & L Agreement (as defined in the Definitive Agreement), as a result of its merger with Sandoz Ltd;

WHEREAS, subsequent to the execution of the Agreement, Genentech has succeeded to Genentech International Limited with respect to all the rights and obligations relevant to Genentech International Limited under the Agreement; and

WHEREAS, Genentech and Tanox desire to make certain changes to the Agreement as specified below;

NOW THEREFORE, in consideration of the covenants and conditions contained herein, the parties agree as follows:

1. The following is hereby added to the end of the introductory paragraph of the Agreement: “With effect as of the Amendment Effective Date, “Genentech International Limited” shall mean Genentech, Inc. (a Delaware corporation having a principal place of business at 1 DNA Way, South San Francisco, California 94080). With effect as of the Amendment Effective Date, “Tanox Biosystems, Inc.” and “Tanox” shall mean Tanox, Inc. (originally a Texas corporation and reincorporated as a Delaware corporation, with its principal offices at 10301 Stella Link, Houston, Texas 77025).”

2. The following is hereby added to the end of the third recital of the Agreement: “With effect as of the Amendment Effective Date, the Outline of Terms has been superseded by the Definitive Agreement to the extent provided for and in accordance with the terms and conditions of the Definitive Agreement.”

3. The following is hereby added to Section 1: “‘Amendment Effective Date’ shall mean February 25, 2004.”

4. The reference to “Ciba” in Section 1.9 is hereby deleted and replaced with “Novartis Pharma AG, a company organized and existing under the laws of Switzerland (“Novartis”)” All references to “Ciba” or “Ciba-Geigy, Ltd.” under Sections 1.21, 3.1, 4.2, 5.2, 10.0, and 13.2 of the Agreement are hereby deleted and replaced with “Novartis.”

5. The phrase:

“and which is intended to be superseded by a definitive agreement(s) as contemplated by Section 8.2 of the Outline of Terms, which agreement(s) is referred to as the (“Definitive Agreement”)”

under Section 1.16 is hereby deleted and replaced with:

“and which has been superseded by the Tripartite Cooperation Agreement dated the Amendment Effective Date by and among Tanox, Genentech and Novartis, (which agreement is referred to as the “Definitive Agreement”)”

6. The sentence:

“Notwithstanding any representations and warranties in this Agreement to the contrary, the Parties acknowledge that in the event of a conflict between this Agreement and the Outline of Terms and Definitive Agreement, the Outline of Terms and Definitive Agreement shall prevail and that the Parties are aware of Ciba’s position (and expressly disagree with and have advised Ciba of such disagreement) that it is the exclusive licensee of Tanox Patents for Anti-IgE Antibodies.”

under Section 3.1 of the Agreement is hereby deleted and replaced with:

“Notwithstanding any representations and warranties in this Agreement to the contrary, the Parties acknowledge that in the event of a conflict between this Agreement and the Outline of Terms and Definitive Agreement, the Definitive Agreement shall prevail. As of the Amendment Effective Date, the Parties have provided to Novartis a copy of the Agreement and a copy of Amendment No. 1 to the Settlement and Cross-License Agreement between Tanox and Genentech dated the Amendment Effective Date.”

7. The reference to “Outline of Terms” under the third sentence of Section 3.1 (which will be the fourth sentence once the change in Section 9 of this Amendment is taken into account) and the reference to “Outline of Terms” in Section 11.0 are hereby deleted.

8. The reference to “Multiparty Transaction” under Section 3.4 is hereby deleted and replaced with “Definitive Agreement.”

9. The sentence:

“The Outline of Terms and Definitive Agreement, together with that certain Development and Licensing agreement dated May 11, 1990, between Tanox and Ciba (the “D & L Agreement”), shall among them govern the development and commercialization of one or more Anti-IgE Antibodies which have been identified and synthesized by Tanox, Ciba, or Genentech before July 1, 1996.”

under Section 3.1 is hereby deleted and replaced with:

“Prior to the Amendment Effective Date, the Outline of Terms and Definitive Agreement, together with that certain Joint Commercialization Agreement dated April 19, 2000, between Genentech and Novartis and that certain Development and Licensing agreement dated May 11, 1990, between Tanox and Ciba (the “D & L Agreement”), shall among them govern the development and commercialization of one or more Anti-IgE Antibodies which have been identified and synthesized by Tanox, Ciba, or Genentech before July 1, 1996. On and after the Amendment Effective Date, the Definitive Agreement, together with the JCA (as that term is defined in the Definitive Agreement) and the Ancillary D&L Agreement (as that term is defined in the Definitive Agreement) shall among them govern the development and commercialization of one or more Anti-IgE Antibodies which have been identified and synthesized by Tanox, Novartis, or Genentech before July 1, 1996.”

10. The phrase “If the Outline of Terms (or the Definitive Agreement if in effect), is terminated at any time,” under Section 3.3 is hereby deleted and replaced with “If the Definitive Agreement is terminated at any time, but subject to any surviving terms and conditions of the Definitive Agreement as expressly set forth therein.”

11. The following sentence is hereby added to the end of Section 4.1 “In the event that both Genentech and Novartis terminate the Definitive Agreement pursuant to Section 18.3(c) thereof and Tanox elects to pursue the continued development and commercialization of Active Products (as defined therein), the license under this Section 4.1 shall not extend to Genentech Licensed Products which are Anti-IgE Products (as that term is defined in the Definitive Agreement).”

12. The following is hereby added to the end of Section 5.1, “In the event that a license under this Section 5.1 is wholly or partly duplicative with a license granted under the Definitive Agreement in the circumstance in which both Novartis and Genentech terminate the Definitive Agreement in accordance with the provisions of Section 18.3(c) thereof and Tanox elects to continue development and commercialization of Active Products (as defined therein) under Section 18.3(c) thereof, the grant of a license under this Section 5.1 shall not negate any obligation Tanox may have under the terms of the Definitive Agreement to pay royalties pursuant to such license granted under the Definitive Agreement, and Tanox shall not be obligated to pay pass-through royalties pursuant to Section 5.2 below for duplicative rights granted under the Definitive Agreement for such Active Products, provided that Tanox pays such third party royalties under the Definitive Agreement.”

13. The phrase:

“(excluding any royalties due from Ciba to Genentech or any such third parties under the Outline of Terms or Definitive Agreement)”

under Section 5.2 is hereby deleted and replaced with:

“(excluding any royalties due from Ciba or Novartis, as applicable, to Genentech or any such third parties under the Outline of Terms (with respect to royalties prior to the Amendment Effective Date only) or Definitive Agreement (with respect to royalties on or after the Amendment Effective Date))”

14. The following is hereby added to the beginning of Section 6.1:

“Tanox represents to Genentech that it does not have knowledge of any restrictions existing as of the Amendment Effective Date which would prevent it from granting licenses to the Tanox Patents as provided under this agreement. Genentech represents to Tanox that it does not have knowledge of any restrictions existing as of the Amendment Effective Date which would prevent it from granting licenses to the Genentech Patents as provided under this Agreement.”

15. The phrase:

“and/or any anti-IgE Product (as that term is used in the Outline of Terms) that is subject to the Outline of Terms or Definitive Agreement”

in the first sentence of Section 8.0 is hereby deleted and replaced with:

“and/or any anti-IgE Product (as that term is used in the Outline of Terms) that is subject to the Outline of Terms (prior to the Amendment Effective Date) and/or any Anti-IgE Product (as that term is defined in the Definitive Agreement) that is subject to the Definitive Agreement (on or after the Amendment Effective Date)”

16. The phrase:

“With respect to the amounts payable hereunder, Genentech shall receive a credit of ***** which shall be applied against royalties due Tanox hereunder or under the Outline of Terms and Definitive Agreement at such time as the total annual net sales of Genentech Licensed Products that have been covered by the claims of a Tanox Patent and anti-IgE Products sold under the Outline of Terms and Definitive Agreement exceed *****”

in the last sentence of Section 8.0 is hereby deleted and replaced with:

“With respect to the amounts paid or payable hereunder, Genentech shall receive a credit of ***** which shall be applied against royalties due Tanox hereunder or under the Outline of Terms and Section 11.1(b) of the Definitive Agreement at such time as the total annual net sales of Genentech Licensed Products that have been covered by the claims of a Tanox Patent and anti-IgE Products sold under the Outline of Terms and Anti-IgE Products (as that term is defined in the Definitive Agreement) sold under the Definitive Agreement exceed *****”

17. The reference to “Section 13.12(b)” under Section 12.3 is hereby deleted and replaced with “Section 13.12.”

18. The sentence:

“This Agreement (including any amendments thereto signed by both Parties), the Outline of Terms, and the Definitive Agreement to be concluded hereafter are the entire agreements between the Parties regarding the subject matter hereof, and there are no prior written or oral promises or representations not incorporated herein or therein.”

under Section 13.5 is hereby deleted and replaced with:

“This Agreement and the Definitive Agreement are the entire agreements between the Parties regarding the subject matter hereof, and there are no prior written or oral promises or representations not incorporated herein or therein.”

19. Section 13.12 of the Agreement is hereby deleted in its entirety and replaced with the following:

a. This Agreement shall be governed by and construed in accordance with laws in effect in the State of New York without giving effect to the principles of conflict of laws thereunder (other than Section 5-1401 of the General Obligations Law). Further, the Parties hereby consent to the personal jurisdiction of the courts of the State of New York, County of New York, and the United States Federal District Court for the Southern District of New York over any claim for enforcement of an award of the arbitrators pursuant to this Section 13.12 of this Agreement and will waive any claims of forum non conveniens or objection to the laying of venue in any of such courts for such purpose.

b. Subject to securing temporary injunctive relief pending the outcome of dispute resolution hereunder, the Parties agree that all disputes shall be resolved only as set forth in this Section 13.12. Notwithstanding anything to the contrary in this Section 13.12, in the event that a Party reasonably requires relief on a more expedited basis than would be possible pursuant to the procedure set forth in this Section 13.12, such Party may seek a temporary injunction or other interim equitable relief in a court of competent jurisdiction pending the outcome of dispute resolution under this Section 13.12.

c. The Parties agree that, subject to securing temporary injunctive relief pending the outcome of dispute resolution hereunder, the Parties shall attempt to resolve such dispute through good faith negotiation and discussion. A Party may send a written notice of dispute to the other Party, specifying therein the nature of the dispute, the relief requested, and requesting that senior officers of the Parties meet to attempt to resolve the dispute. The relevant senior officers shall diligently attempt to resolve the referred dispute, including, without limitation, by means of an in-person meeting. In the event that the relevant senior officers are unable to resolve any dispute within ***** from the date that the notice of dispute was delivered to the other Party, either Party shall be free to file a notice of arbitration with respect to the dispute pursuant to Section 13.12(d) below.

d. Subject to the seeking of temporary injunctive relief pending the outcome of dispute resolution hereunder, if the Parties are unable to resolve any dispute through the procedures described in Section 13.12(c) above, the dispute shall, at the request of any Party to the dispute, be finally settled by arbitration in accordance with the Rules of Arbitration of the International Chamber of Commerce (the “ICC Rules”), *****.

e. The arbitration panel shall consist of ***** arbitrators, each of whom must have *****, who shall each be nominated, appointed and confirmed by the International Court of Arbitration of the International Chamber of Commerce in Paris, France (the “ICC Court”) in accordance with the ICC Rules (other than Article 8 of the ICC Rules). The ICC Court shall appoint one of the arbitrators as the presiding arbitrator. The place of arbitration shall be Washington D.C., and the language of the arbitration shall be English.

f. Without limiting the ICC Rules, the Parties and the arbitrators shall use all reasonable efforts to ensure that the terms of reference for the dispute have been agreed upon and signed as soon as practicable and in any event within two (2) months after the dispute has been referred to the ICC. *****

g. *****

h. *****

i. *****

j. *****

k. *****

l. *****

m. The arbitrators shall issue the award (including grounds and reasoning) in writing no later than ***** following the conclusion of the last arbitration hearing, unless all Parties to the arbitration otherwise agree.

n. The Parties shall use reasonable efforts to conclude the arbitration hearings within ***** following the confirmation of the arbitral panel.

o. The Parties specifically agree that the arbitrators shall be empowered to award injunctive or other equitable relief (including, but not limited to, interim relief) should they see fit. The award of the arbitrators shall be final and binding on the Parties and may be enforced in any court of competent jurisdiction.

p. *****

q. Provided the Agreement has not terminated and unless their continued performance would be likely to cause them irreparable harm, the Parties covenant to continue the performance under the Agreement in accordance with the terms hereof, pending the final resolution of the dispute.

20. The following sentence is hereby added to the end of Section 13.9 “To the extent any press release or public statement referred to above also relates to the Definitive Agreement, Section 20.13 of the Definitive Agreement shall apply.”

21. Capitalized terms shall have the meaning assigned to them in the Agreement. Except as expressly and unambiguously stated herein, no other changes are made to the Agreement. All other terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized representatives.

GENENTECH, INC.	TANOX, INC.

Signature	Signature

Name	Name

Title	Title

Date	Date